UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 13, 2023

INDAPTUS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40652	86-3158720
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3 Columbus Circle 15th Floor New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(646) 427-2727

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	INDP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 13, 2023 (the “Effective Date”), the Board of Directors (the “Board”) of Indaptus Therapeutics, Inc. (the “Company”) increased its size to provide for a total of nine directors authorized to serve on the Board and appointed Robert Martell, M.D., Ph.D. as a Class I director of the Company.

Dr. Martell is eligible to participate in the Company’s Non-Employee Director Compensation Policy, including receipt of an annual retainer of $50,000 for his Board service, an initial award of an option to purchase 20,000 shares of the Company’s common stock (the “Initial Equity Award”), and an annual equity award (the “Annual Equity Award”) of an option to purchase such shares of common stock of the Company, having a fair value of up to $75,000 calculated on the grant date in accordance with the Black-Scholes option pricing model, on the date of each Board meeting coincident with or immediately following the Company’s annual meeting. In connection with his election to the Board, Dr. Martell received the Initial Equity Award having an exercise price equal to $1.71 per share, the fair market value of a share of the Company’s common stock on the Effective Date (the date of grant). The Initial Equity Award and the Annual Equity Award will vest and become fully exercisable on the first anniversary of the applicable grant date, or if earlier, on an accelerated basis upon a change of control, in each case, subject to Dr. Martell’s continued service on the Board through the applicable vesting date.

Dr. Martell has also entered into the Company’s standard indemnification agreement for directors and officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2023

INDAPTUS THERAPEUTICS, INC.

By:	/s/ Nir Sassi
Name:	Nir Sassi
Title:	Chief Financial Officer